UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 8, 2014


                              PEER TO PEER NETWORK
             (Exact name of registrant as specified in its charter)

          Nevada                       001-33968                  45-4928294
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

2360 Corporate Circle, Suite 400, Henderson, NV                    89074-772
   (Address of principal executive offices)                       (Zip Code)

                                 (702) 608-7360
              (Registrant's telephone number, including area code)

                          PSYCHIC FRIENDS NETWORK INC.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

Effective September 8, 2014, the registrant changed its name to Peer to Peer Network by filing an amendment to its Articles of Incorporation with the Nevada Secretary of State (attached hereto as Exhibit 3.1).

On August 27, 2014, the Company's Board of Directors adopted and stockholders holding a majority of the Company's outstanding voting shares had approved the name change by written consent. The Company has notified the Financial Industry Regulatory Authority (FINRA) of its name change and requested FINRA to approve a new trading symbol reflecting its new name. The Company is awaiting notification from FINRA as to its new trading symbol and will provide such information in a future filing or press release.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

See Item 5.03 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

    3.1  Certificate of Amendment to Articles of Incorporation

PEER TO PEER NETWORK


/s/ Marc Lasky
---------------------------------
Marc Lasky
Chief Executive Officer

Date: September 17, 2014

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